-------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 15, 2002

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact Name of Registrant)



              Delaware                                  94-2852543

     (State of Organization)              (I.R.S. Employer Identification No.)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's Telephone Number)



 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

Item 5.  OTHER EVENTS

        On May 15, 2002, the Circuit Court for Montgomery County, Maryland issued an opinion and order dismissing all claims asserted against all of the defendants in the shareholder derivative suits entitled Brown Simpson Strategic Growth Fund, L.P. et al. vs. Samuel J. Wohlstadter, et al. (the "Brown Simpson Litigation") and Laurence Paskowitz vs. Samuel J. Wohlstadter, et al. (the "Paskowitz Litigation"). An appeal may be filed by the plaintiffs within thirty days after entry of judgment by the clerk of the court in this case.

Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IGEN International, Inc.

                                     By:/s/ Samuel J. Wohlstadter
                                     ----------------------------
                                     Samuel J. Wohlstadter
                                     Chairman & Chief Executive Officer


Dated:   May 17 , 2002